             NOTE: THIS TABLE OF CONTENTS IS NOT PART OF THE CINERGY CORP. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN; INSTEAD, THIS TABLE OF CONTENTS IS MERELY FOR CONVENIENCE OF REFERENCE.

                                  TABLE OF CONTENTS

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                                                                                 Page
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INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE 1  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE 2  EFFECTIVE DATE OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . . .6

ARTICLE 3  AMOUNT OF LIFE-ONLY PENSION -- MID-CAREER BENEFIT . . . . . . . . . . . .7
     3.1   Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     3.2   Order In Which Benefits Determined. . . . . . . . . . . . . . . . . . . .7
     3.3   Mid-Career Benefit At Or After Age 62 . . . . . . . . . . . . . . . . . .7
     3.4   Mid-Career Benefit At Early Retirement Date . . . . . . . . . . . . . . .8

ARTICLE 4  AMOUNT OF LIFE-ONLY PENSION -- SENIOR EXECUTIVE SUPPLEMENT. . . . . . . .8
     4.1   Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     4.2   Order In Which Benefits Determined. . . . . . . . . . . . . . . . . . . .9
     4.3   Senior Executive Supplement At or After Age 62. . . . . . . . . . . . . .9
     4.4   Senior Executive Supplement At Early Retirement Date. . . . . . . . . . 10

ARTICLE 5  SEVERANCE FROM SERVICE-VESTING. . . . . . . . . . . . . . . . . . . . . 10
     5.1   Vesting Requirement . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     5.2   Severance From Service Before Vesting . . . . . . . . . . . . . . . . . 10
     5.3   Mid-Career Benefit For Severance From Service After Vesting . . . . . . 11
     5.4   Senior Executive Supplement For Severance From Service After Vesting. . 11
     5.5   Reemployment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE 6  SPOUSE'S BENEFIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     6.1   Determination of Spouse's Benefit -- Mid-Career Benefit . . . . . . . . 12
     6.2   Determination of Spouse's Benefit -- Senior Executive Supplement. . . . 13
     6.3   Method of Payment of Spouse's Benefit . . . . . . . . . . . . . . . . . 14

ARTICLE 7  FORMS OF PENSION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15


ARTICLE 8  PAYMENT OF PENSION. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

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     8.1   Timing of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.2   Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.3   Small Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.4   Facility of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     8.5   Suspension of Benefits. . . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE 9  NONALIENATION OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE 10 ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     10.1  Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     10.2  Removal and Replacement of Committee Members. . . . . . . . . . . . . . 16
     10.3  Disqualification and Resignation. . . . . . . . . . . . . . . . . . . . 17
     10.4  Chairperson, Services, and Counsel. . . . . . . . . . . . . . . . . . . 17
     10.5  Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     10.6  Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     10.7  Action Without Meeting. . . . . . . . . . . . . . . . . . . . . . . . . 17
     10.8  Correction of Defects . . . . . . . . . . . . . . . . . . . . . . . . . 18
     10.9  Reliance Upon Legal Counsel . . . . . . . . . . . . . . . . . . . . . . 18
     10.10 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     10.11 Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     10.12 Powers and Duties of Committee. . . . . . . . . . . . . . . . . . . . . 18

ARTICLE 11 BENEFIT CLAIMS PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE 12 FUNDING POLICY AND METHOD . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE 13 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     13.1  No Enlargement of Employee Rights . . . . . . . . . . . . . . . . . . . 20
     13.2  Notice of Address . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     13.3  Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     13.4  No Individual Liability . . . . . . . . . . . . . . . . . . . . . . . . 21
     13.5  Governing Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     13.6  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     13.7  Interpretation and Regulation of Plan . . . . . . . . . . . . . . . . . 21
     13.8  Communications by Participants. . . . . . . . . . . . . . . . . . . . . 21
     13.9  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE 14 CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE 15 CONTINUED APPROVAL OF CINERGY'S PENSION PLAN. . . . . . . . . . . . . . 22


ARTICLE 16 AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . 22
     16.1  Authority to Amend. . . . . . . . . . . . . . . . . . . . . . . . . . . 22

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     16.2  Merger, Consolidation, and Change in Control. . . . . . . . . . . . . . 22

ARTICLE 17 PARTICIPATION BY OTHER EMPLOYERS. . . . . . . . . . . . . . . . . . . . 23
     17.1  Adoption of the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . 23
     17.2  Withdrawal from Participation . . . . . . . . . . . . . . . . . . . . . 23
     17.3  Cinergy as Agent for Employers. . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 18 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

CONTINUANCE BY A SUCCESSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

                                                                 ADOPTED BY THE
                                                             BOARD OF DIRECTORS
                                                               OCTOBER 15, 1998


                CINERGY CORP. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (As Amended and Restated Effective January 1, 1999)

                                     INTRODUCTION

           Effective January 1, 1983, PSI Energy, Inc. (formerly Public Service Company of Indiana, Inc.) ("PSI") adopted an unfunded supplemental retirement plan for eligible members of a select group of its management or otherwise highly compensated employees who contributed to PSI's success, but who were not career service employees of PSI. The plan was known as the PSI Energy, Inc. Supplemental Retirement Plan. PSI intended that the Plan be an unfunded pension plan maintained for a select group of management employees, as described in 29 C.F.R. Section 2520.104-23.

           As a result of a corporate reorganization and merger that became effective October 24, 1994 (the "Merger"), PSI and The Cincinnati Gas & Electric Company ("CG&E") became wholly-owned subsidiaries of Cinergy Corp. ("Cinergy"), a public utility holding company under the Public Utility Holding Company Act of 1935. Effective January 1, 1997, the PSI Supplemental Retirement Plan was renamed the "Cinergy Corp. Supplemental Retirement Plan" (the "Plan"), and the Plan became applicable to Cinergy and any employer (as defined in the Plan) that adopts the Plan with the consent of Cinergy. PSI became a participating employer effective January 1, 1983. CG&E, Union Light, Heat & Power Company, and Lawrenceburg Gas Company became participating employers effective January 1, 1997, and Cinergy Resources, Inc., Cinergy Services, Inc., Cinergy Capital & Trading, Inc., and Cinergy Solutions, Inc. became participating employers effective January 1, 1998.

           The purpose of the Plan is to provide supplemental retirement income for eligible employees of Cinergy. The Plan's mid-career benefit provides supplemental retirement income for certain Employees who would not be considered career service employees of Cinergy under the Cinergy Corp. Non-Union Employees' Pension Plan. The Plan's senior executive supplement provides supplemental retirement income for Senior Executive Employees based on a percentage of their total pay from Cinergy. The Plan is a nonqualified plan.

           This document is a continuation of and complete restatement of the Plan. The Plan, as effective January 1, 1999, is set forth in its entirety.

                                     ARTICLE 1
                                    DEFINITIONS

          As used in this document, the following words and phrases, when capitalized, will have the meanings set forth below, unless a different meaning is plainly required by the context.

          1.1 "Active Participant" means a Participant who is accruing benefits under the Plan on the applicable date.

          1.2  "Actual Separation Date" means:

          (a) with respect to a Participant who either (1) retires on or after Age 62 or (2) who retires on an Early Retirement Date, the first day of the calendar month coincident with or following the Participant's Severance from Service Date; or

          (b) with respect to a Participant who incurs a Severance from Service before he reaches age 50 and who is entitled to benefits determined under the provisions of Section 5.3 (Mid-Career Benefit For Severance from Service After Vesting) or Section 5.4 (Senior Executive Supplement For Severance From Service After Vesting), the Participant's Severance from Service Date.

          (c) with respect to all other Participants, the Participant's Severance from Service Date.

          1.3 "Actuarial Equivalent" means "Actuarial Equivalent" as defined in Cinergy's Pension Plan.

          1.4 "Additional Separation Date" means "Additional Separation Date" as defined in Cinergy's Pension Plan.

          1.5 "Affiliate" means any employer that together with an Employer is under common control or a member of an affiliated service group as determined under Code subsections 414(b), (c), (m), and (o).

          1.6 "Age 62" means, with respect to each Participant, the first day of the calendar month coincident with or following his 62nd birthday.

          1.7 "Beneficiary" means, with respect to each Participant, the person or persons who are to receive benefits under the Plan after the Participant's death.

          1.8 "Board of Directors" means the duly constituted board of directors of Cinergy on the applicable date.

          1.9 "Change in Control" means "Change in Control" as defined in Cinergy's Pension Plan.

          1.10 "Cinergy" means Cinergy Corp., a Delaware corporation, and any corporation that succeeds to its business and adopts the Plan.

          1.11 "Cinergy's Excess Pension Plan" means the plan known as the "Cinergy Corp. Excess Pension Plan," as amended from time to time.

          1.12 "Cinergy's Pension Plan" means the Code qualified pension plan known as the "Cinergy Corp. Non-Union Employees' Pension Plan," as amended from time to time.

          1.13 "Claimant" means a person submitting a claim for benefits under the Plan.

          1.14 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

          1.15 "Committee" means the benefits committee established pursuant to
Article 10 (Administration) to serve as administrator of the Plan.

          1.16 "Contingent Annuitant" means, with respect to any Participant electing a contingent pension option under Cinergy's Pension Plan, the person designated by the Participant to receive a contingent pension after the Participant's death.

          1.17 "Disability Date" means, with respect to a Participant, the date the Participant is first determined to be totally disabled under Cinergy's Long Term Disability Plan, as amended from time to time.

          1.18 "Early Retirement Date" means, with respect to each Participant who has satisfied the Vesting Requirement and whose Severance from Service occurs on or after his 50th birthday but prior to Age 62, the first day of the calendar month coincident with or following his Severance from Service.

          1.19 "Earnings" means "Earnings" as defined in Cinergy's Pension Plan; provided, however, that an Employee's Earnings for any period will not be limited pursuant to Code paragraph 401(a)(17).

          1.20 "Employee" means any person in the employ of an Employer at any time on or after January 1, 1999, and who is a member of a select group of management or highly compensated employees of an Employer, as determined by the Board of Directors or its designee.

          1.21 "Employer" means Cinergy and any Affiliate that, with the consent of the Board of Directors or its designee, elects to participate in the Plan pursuant to Section 17.1

(Adoption of Plan) and any successor corporation or other organization or entity that adopts the Plan pursuant to Article 18 (Continuance by a Successor). If any Affiliate withdraws from participation in the Plan pursuant to Section 17.2 (Withdrawal from Participation), that Affiliate will cease to be an Employer.

          1.22 "Employment Commencement Date" means "Employment Commencement Date" as defined in Cinergy's Pension Plan.

          1.23 "Highest Average Earnings" means the greater of (a) the Participant's "Highest Average Earnings" as defined in Cinergy's Pension Plan (without regard to the limitation of Code paragraph 401(a)(17)) or (b) the Participant's Earnings for the 12 consecutive calendar months immediately preceding his Severance from Service Date.

          1.24 "Hour of Service" means an "Hour of Service" as defined in Cinergy's Pension Plan.

          1.25 "Initial Separation Date" means, with respect to a Participant who is entitled to benefits under the provisions of Article 3 (Amount of Life-Only Pension -- Mid-Career Benefit), Article 4 (Amount of Life-Only Pension -- Senior Executive Supplement), or Article 5 (Severance from Service-Vesting), the first day of the calendar month coincident with or following the Participant's initial Severance from Service Date.

          1.26 "Insolvent" means, with respect to Cinergy, Cinergy being unable to pay its debts as they are due, or Cinergy being subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

          1.27 "Nonforfeitable" means, with respect to a Participant's claim for benefits under the Plan, that the claim is unconditional, legally enforceable, and not subject to divestment except in accordance with specific Plan provisions.

          1.28 "Participant" means any Employee who has met the eligibility requirements set forth in Article 3 (Amount of Life-Only Pension--Mid-Career Benefit) or Article 4 (Amount of Life-Only Pension-Senior Executive Supplement) and for whom benefits are to be provided under the Plan.

          1.29 "Participation" means, with respect to each Participant, 35 multiplied by a fraction (not to exceed a ratio of 1.00), the numerator of which is equal to the number of years (to the nearest whole calendar month) of "participation," as defined in Cinergy's Pension Plan, that has been accumulated by the Participant under Cinergy's Pension Plan as of the applicable date, and the denominator of which is the Participant's Potential Participation Years.

          1.30 "Plan" means the supplemental executive retirement plan known as the "Cinergy Corp. Supplemental Executive Retirement Plan," as amended from time to time. This document sets forth the Plan as effective January 1, 1999.

          1.31 "Plan Year" means the calendar year.

          1.32 "Potential Participation Years" means, with respect to each Participant, the number of years (to the nearest whole calendar month) of "Participation," as defined in Cinergy's Pension Plan, the Participant will have accumulated as of the date the Participant reaches Age 62, assuming the Participant remains an Employee continuously until Age 62.

          1.33 "Rabbi Trust" means the grantor trust that Cinergy, in its sole discretion, may establish pursuant to Article 12 (Funding Policy and Method) for the deposit of funds to be used for the exclusive purpose of paying benefits accrued under the Plan, subject to the claims of Cinergy's general creditors in the event Cinergy becomes Insolvent.

          1.34 "Reduced Primary Social Security Benefit" means "Reduced Primary Social Security Benefit" as defined in Cinergy's Pension Plan.

          1.35 "Reemployed Retiree" means a Participant, other than a Terminated Vested Participant, who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.

          1.36 "Reemployed Terminated Vested Participant" means a Terminated Vested Participant who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.

          1.37 "Reemployment Commencement Date" means, with respect to an Employee who incurs a Severance from Service and is later reemployed by an Employer, the date upon which the Employee first performs an Hour of Service after his reemployment.

          1.38 "Retired Participant" means a former Participant, other than a Terminated Vested Participant, while alive on and after his Actual Separation Date.

          1.39 "Senior Executive Employee" means any Employee who is classified by Cinergy as a Senior Executive Employee.

          1.40 "Senior Executive Service" means, with respect to each Employee, the period of an Employee's Service on or after October 1, 1994, that was accrued while the Employee was a Senior Executive Employee.

          1.41 "Service" means, with respect to each Employee, "Service" as defined in Cinergy's Pension Plan.

          1.42 "Severance from Service" means, with respect to an Employee, "Severance from Service" as defined in Cinergy's Pension Plan.

          1.43 "Severance from Service Date" means, with respect to each Employee, the date of his Severance from Service.

          1.44 "Spouse" means, with respect to any Participant, the Participant's lawfully married Spouse, if any, on the applicable date. The Plan will not recognize common law marriages or similar arrangements unless required to do so by federal law.

          1.45 "Terminated Vested Participant" means a Participant who is entitled to benefits under the provisions of Section 5.3 (Mid-Career Benefit For Severance From Service After Vesting) or Section 5.4 (Senior Executive Supplement For Severance From Service After Vesting).

          1.46 "Total Pay Replacement Percentage" means the percentage of a Participant's Highest Average Earnings to which a Participant will be entitled under Article 4 (Amount of Life Only Pension -- Senior Executive Supplement). A Participant's Total Pay Replacement Percentage will equal the product of four percent (4%) and the number of his years of Senior Executive Service not in excess of 15 (in whole years) as of the applicable date. If a Senior Executive Employee becomes totally disabled and qualifies for benefits under Cinergy's Long-Term Disability Plan, his years of Senior Executive Service for purposes of the preceding sentence will include the period of time beginning on the Senior Executive Employee's Disability Date and ending on the date he elects under Cinergy's Pension Plan to begin receiving his pension.

          1.47 "Vesting Requirement" means, with respect to each Participant, the requirements for the vesting of his accrued benefits under the Plan as set forth in Section 5.1 (Vesting Requirement).

          The uses of singular and masculine words are for practical purposes only and will be deemed to include the plural and feminine, respectively, unless the context plainly indicates a distinction. Certain other definitions, as required, appear in the following Articles of the Plan.


                                     ARTICLE 2
                             EFFECTIVE DATE OF THE PLAN

          The effective date of this restated Plan is January 1, 1999, as to Cinergy, and will be effective with respect to any other Employer as of the date that Employer elects to participate in the Plan pursuant to Article 17 (Participation by Other Employers).

          This restated Plan applies only to Employees who are credited with at least one Hour of Service on or after January 1, 1999. This restated Plan will not affect the rights of former Participants (and their Beneficiaries) who retired, died, or otherwise terminated their employment with an Employer prior to January 1, 1999. The rights, if any, of those former Participants (and their Beneficiaries), and the amounts of their benefits, if any, will be governed by the Plan's provisions as the same were in effect immediately prior to January 1, 1999.


                                     ARTICLE 3
                 AMOUNT OF LIFE-ONLY PENSION -- MID-CAREER BENEFIT

          3.1  ELIGIBILITY

          Eligibility for the pension payable under this Article will be determined by the Board of Directors or its designee, in its sole discretion, on an individual basis from among those individuals classified as Employees. An Employee designated in a resolution adopted by the Board of Directors or its designee as eligible for the pension payable under this Article will become a Participant on the date specified in the resolution or, if no date is specified in the resolution, the later of: (a) the first day of the calendar month coincident with or following the adoption of the resolution, or (b) the first day of the first calendar month coincident with or following the Employee's Employment Commencement Date. An Employee who becomes a Participant pursuant to this Article, and who subsequently incurs a Severance from Service and is later reemployed by an Employer, will resume his status as a Participant on his Reemployment Commencement Date, provided he is reemployed as an Employee.

          3.2  ORDER IN WHICH BENEFITS DETERMINED

          The annual amount of Nonforfeitable pension payable under this Article to a Participant or his Beneficiary will be calculated after the amount of benefits payable to the Participant or his Beneficiary under both Cinergy's Pension Plan and Cinergy's Excess Pension Plan have been calculated. In no event, however, will a Participant's benefits under this Plan be less than the supplemental retirement benefits to which the Participant is entitled under the terms of his or her individual employment agreement, if any, with the Employer. The individual employment agreements listed in Addendum A are hereby incorporated by reference and made part of this Plan.

          3.3  MID-CAREER BENEFIT AT OR AFTER AGE 62

          Subject to the provisions of Article 7 (Forms of Pension), the annual amount of Nonforfeitable pension payable under this Article to a Participant who has satisfied the Vesting Requirement and whose Actual Separation Date is on or after Age 62 will be equal to the annual amount of pension that would have been payable to the Participant, for the Participant's remaining lifetime only, under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in
effect on the Participant's Actual Separation Date, if the Participant's
years of "participation" as defined under Cinergy's Pension Plan were equal to the Participant's years of Participation under this Plan, reduced by:

          (a) 100 percent of the annual amount of pension actually payable on the Participant's behalf under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the Participant's Actual Separation Date, calculated as a straight-life annuity for the Participant commencing as of the Participant's age (not less than Age 62) on the date of the commencement of benefits on the Participant's behalf under Cinergy's Pension Plan; and

          (b) 50 percent of the Participant's Reduced Primary Social Security Benefit.

The Participant's pension payable under this Section will never be less than $0.

          3.4  MID-CAREER BENEFIT AT EARLY RETIREMENT DATE

          (a) Subject to the provisions of Article 7 (Forms of Pension), the annual amount of Nonforfeitable pension payable under this Article to a Participant who has satisfied the Vesting Requirement and who elects an Early Retirement Date will be computed under Section 3.3 (Mid-Career Benefit At or After Age 62), as of his Early Retirement Date.

          (b) The benefits of a Participant who elects an Early Retirement Date will begin on the date the Employee reaches Age 62, or if the Employee so elects under Cinergy's Pension Plan, at an earlier date before the date he reaches Age 62. If the Employee elects under Cinergy's Pension Plan to have his benefit begin before Age 62, the amount of the Employee's Nonforfeitable annual pension under Section 3.3 will be multiplied by the appropriate early payment factor, if any, under Section 4.4 of Cinergy's Pension Plan (General Method of Computing Annual Pension for Retirement at Early Retirement Date).



                                     ARTICLE 4
             AMOUNT OF LIFE-ONLY PENSION -- SENIOR EXECUTIVE SUPPLEMENT

          4.1  ELIGIBILITY

          A Senior Executive Employee will become a Participant for purposes of this Article on the first date he is classified as a Senior Executive Employee. A Senior Executive Employee who becomes a Participant pursuant to this Article, and who subsequently incurs a Severance from Service and is later reemployed by an Employer, will resume his status as a

Participant on his Reemployment Commencement Date, provided he is reemployed as a Senior Executive Employee.

          4.2  ORDER IN WHICH BENEFITS DETERMINED

          (a) The annual amount of Nonforfeitable pension payable under this Article to a Participant or his Beneficiary will be calculated after the amount of benefits payable to the Participant or his Beneficiary under both Cinergy's Pension Plan and Cinergy's Excess Pension Plan.

          (b) If an Employee is eligible for a life-only pension calculated under Article 3 (Amount of Life-Only Pension -- Mid-Career Benefit), and the Employee is also eligible for a Senior Executive Supplement under this Article, he will receive the greater of the amount of his life-only pension calculated under Article 3 (Amount of Life-Only Pension -- Mid-Career Benefit) or this Article 4 (Amount of Life-Only Pension -- Senior Executive Supplement).

          (c) In no event will a Participant's benefits under this Plan be less than the supplemental retirement benefits to which the Participant is entitled under the terms of his or her individual employment agreement, if any, with the Employer. The individual employment agreements listed in Addendum A are hereby incorporated by reference and made part of this Plan.

          4.3  SENIOR EXECUTIVE SUPPLEMENT AT OR AFTER AGE 62

          Subject to the provisions of Article 7 (Forms of Pension), the annual amount of Nonforfeitable pension payable under this Article to a Participant who has satisfied the Vesting Requirement and whose Actual Separation Date is on or after Age 62 will be equal to the product of:

          (a)  his Highest Average Earnings; and

          (b)  his Total Pay Replacement Percentage,
reduced by:

          (c) 100 percent of the annual amount of pension actually payable on the Participant's behalf under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the Participant's Actual Separation Date, calculated as a straight-life annuity for the Participant commencing as of the Participant's age (not less than Age 62) on the date of the commencement of benefits on the Participant's behalf under Cinergy's Pension Plan; and

          (d) 50 percent of the Participant's Reduced Primary Social Security Benefit.

A Participant's pension payable under this Section will never be less than $0.

          4.4  SENIOR EXECUTIVE SUPPLEMENT AT EARLY RETIREMENT DATE

          (a) Subject to the provisions of Article 7 (Forms of Pension), the annual amount of Nonforfeitable pension payable under this Article to a Participant who has satisfied the Vesting Requirement and who elects an Early Retirement Date will be computed under Section 4.3 (Senior Executive Supplement At or After Age 62), as of his Early Retirement Date.

          (b) The benefits of a Participant who elects an Early Retirement Date will begin on the date the Employee reaches Age 62, or if the Employee so elects under Cinergy's Pension Plan, at an earlier date before the date he reaches Age 62. If the Employee elects under Cinergy's Pension Plan to have the benefit begin before Age 62, the amount of the Employee's Nonforfeitable annual pension under Section 4.3 will be multiplied by the appropriate early payment factor, if any, under Section 4.4 of Cinergy's Pension Plan (General Method of Computing Annual Pension for Retirement at Early Retirement Date).


                                     ARTICLE 5
                           SEVERANCE FROM SERVICE-VESTING

          5.1  VESTING REQUIREMENT

          A Participant will satisfy the Vesting Requirement for the Mid-Career Benefit under the Plan upon his completion of five years of Service and then will have a Nonforfeitable right to his accrued benefit under the Plan. A Participant will satisfy the Vesting Requirement for the Senior Executive Supplement under the Plan upon both his completion of five years of Senior Executive Service and reaching age 50 and then will have a Nonforfeitable right to his accrued benefit under the Plan. However, a Participant who becomes totally disabled or who continues as an Employee on or after the date that he reaches his 62nd birthday will be deemed to satisfy the Vesting Requirement under the Plan as of his Disability Date, or the date he reaches his 62nd birthday, whichever is applicable, if he has not otherwise satisfied the Vesting Requirement under the Plan.

          5.2  SEVERANCE FROM SERVICE BEFORE VESTING

          If a Participant incurs a Severance from Service before he has satisfied the Vesting Requirement, and he is not reemployed by an Employer, he will have no further interest in, or right to, any benefits under the Plan.

          5.3  MID-CAREER BENEFIT FOR SEVERANCE FROM SERVICE AFTER VESTING

          (a)  If a Participant who is eligible for a mid-career benefit under
     Article 3 incurs a Severance from Service before his 50th birthday but after satisfying the Vesting Requirement, and he is not later reemployed by an Employer, he will be entitled to receive a pension commencing at Age 62, if he is then living. Subject to the provisions of Article 7 (Forms of Pension), the annual amount of pension then payable under the Plan to the Participant will be equal to the annual amount of pension that would have been payable to the Participant, for the Participant's remaining lifetime only, under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the Participant's applicable Severance from Service Date, if the Participant's years of "participation" as defined under Cinergy's Pension Plan were equal to the Participant's years of Participation under this Plan, reduced by:

               (1) 100 percent of the annual amount of pension actually payable on the Participant's behalf under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the Participant's applicable Severance from Service Date, calculated as a straight-life annuity for the Participant commencing as of Age 62; and

               (2) 50 percent of the Participant's Reduced Primary Social Security Benefit.

     A Participant's pension payable under this Section will never be less than $0.

          (b) A Participant may elect under Cinergy's Pension Plan to begin receiving his pension on any date on or after his 50th birthday and before he reaches Age 62. If the Participant elects under Cinergy's Pension Plan to begin receiving a pension prior to Age 62, then the annual amount of his pension under Subsection (a) will be reduced by the applicable early payment factor under Section 4.5 of Cinergy's Pension Plan (General Method of Computing Annual Pension for a Terminated Vested Participant), as in effect on the Participant's applicable Severance from Service Date.

          5.4  SENIOR EXECUTIVE SUPPLEMENT FOR SEVERANCE FROM SERVICE AFTER
VESTING

          (a) If a Participant who is eligible for a Senior Executive Supplement under Article 4 incurs a Severance from Service due to a disability before his 50th birthday and has thus satisfied the Vesting Requirement as of his Disability Date, and he is not later reemployed by an Employer, he will be entitled to receive a pension commencing at Age 62, if he is then living. Subject to the provisions of Article 7 (Forms of Pension), the annual amount of pension then payable under the Plan to the Participant will be equal to the product of:

               (1)  his Highest Average Earnings as of his Disability Date; and

               (2) his Total Pay Replacement Percentage as of the date he elects under Cinergy's Pension Plan to begin receiving his pension,

          reduced by:

               (3) 100 percent of the annual amount of pension actually payable on the Participant's behalf under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the Participant's applicable Severance from Service Date, calculated as a straight-life annuity for the Participant commencing as of Age 62; and

               (4) 50 percent of the Participant's Reduced Primary Social Security Benefit.

     A Participant's pension payable under this Section will never be less than $0.

          (b) A disabled Participant may elect under Cinergy's Pension Plan to begin receiving his pension on any date on or after his 50th birthday and before he reaches Age 62. If the Participant elects under Cinergy's Pension Plan to begin receiving a pension prior to Age 62, then the annual amount of the pension under Subsection (a) will be reduced by the applicable early payment factor under Section 4.5 of Cinergy's Pension Plan (General Method of Computing Annual Pension for a Terminated Vested Participant), as in effect on the Participant's applicable Severance from Service Date.

          5.5  REEMPLOYMENT

          If an Employee incurs a Severance from Service and is later reemployed by an Employer, his two (or more) periods of employment will, subject to all of the provisions of the Plan, be aggregated for the purpose of determining his years of Participation, his years of Service, and his years of Senior Executive Service.



                                     ARTICLE 6
                                  SPOUSE'S BENEFIT

          6.1  DETERMINATION OF SPOUSE'S BENEFIT -- MID-CAREER BENEFIT

          Upon the death of either (a) an Active Participant who has satisfied the Vesting Requirement under Cinergy's Pension Plan (an "Eligible Active Participant") or (b) a former Participant who has satisfied the Vesting Requirement under Cinergy's Pension Plan, whose employment with his Employer terminated before the Participant reached age 50, and whose pension under the Plan had not yet begun on the date of his death (an "Eligible Former Participant"), his Spouse on the date of his death, if living on the date of the first installment payable as set forth below, will be entitled to receive an annual pension under the Plan as a Spouse's
Benefit. The annual amount of the Spouse's Benefit will be determined as follows:

          (a) If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who had reached age 50, the Spouse's Benefit will be equal to the annual amount of pension that would have been payable to the Spouse under the provisions of Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the date of the Participant's death, if the Participant's years of "participation" as defined under Cinergy's Pension Plan were equal to the Participant's years of Participation under this Plan, reduced by:

               (1) 100 percent of the annual death benefit actually payable to the Participant's Spouse under Cinergy's Pension Plan and Cinergy's Excess Pension Plan, as in effect on the date of the Participant's death; and

               (2) 50 percent of the Participant's Reduced Primary Social Security Benefit, calculated as of the date of the Participant's death.

          (b) If the Participant had not reached Age 62 as of the date of his death, then the annual amount of the Spouse's Benefit under Subsection (a) will be reduced by the applicable early payment factor under Subsection 6.1(a) of Cinergy's Pension Plan (Determination of Spouse's Benefit).

          (c) If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the annual amount of the Spouse's Benefit under Subsection (a) will be calculated in the manner prescribed by Subsection 6.1(c) of Cinergy's Pension Plan (Determination of Spouse's Benefit).

A Spouse's Benefit payable under this Section will never be less than $0.

          6.2  DETERMINATION OF SPOUSE'S BENEFIT -- SENIOR EXECUTIVE SUPPLEMENT

          Upon the death of either (a) an Active Participant who has satisfied the Vesting Requirement, (b) an Active Participant who was a Senior Executive Employee and who has completed 5 years of Senior Executive Service ("Eligible Active Participant"), or (c) a former Participant who was a Senior Executive Employee and who has satisfied the Vesting Requirement as of his Disability Date, whose employment with his Employer terminated before the Participant reached age 50, and whose pension had not yet begun on the date of his death ("Eligible Former Participant"), his Spouse on the date of his death, if living on the date of the first installment payable as set forth below, will be entitled to receive an annual pension under the Plan as a Spouse's Benefit. The annual amount of the Spouse's Benefit will be determined as follows:

          (a) If, at the date of his death, the Participant was an Eligible Active Participant who had reached age 50, the Spouse's Benefit will be equal to the product of:

               (1)  the Participant's Highest Average Earnings; and

               (2)  his Total Pay Replacement Percentage,

          as of the date of his death, reduced by:

               (3) 100 percent of the annual amount of pension actually payable to the Participant's Spouse under Cinergy's Pension Plan and Excess Pension Plan, as in effect on the date of the Participant's death; and

               (4) 50 percent of the Participant's Reduced Primary Social Security Benefit, calculated as of the date of the Participant's death.

          (b) If the Participant had not reached Age 62 as of the date of his death, then the annual amount of the Spouse's Benefit under Subsection (a) will be reduced by the applicable early payment factor under Subsection 6.1(a) of Cinergy's Pension Plan (Determination of Spouse's Benefit).

          (c) If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the annual amount of the Spouse's Benefit under Subsection (a) will be calculated in the manner prescribed by Subsection 6.1(c) of Cinergy's Pension Plan (Determination of Spouse's Benefit).

A Spouse's Benefit payable under this Section will never be less than $0.

          6.3  METHOD OF PAYMENT OF SPOUSE'S BENEFIT

          A Spouse's Benefit will be payable in equal monthly installments, each installment being equal to 1/12th of the annual amount as determined pursuant to this Article. If at the date of his death the Eligible Active Participant or Eligible Former Participant had reached age 50, the first monthly installment will be payable to the Participant's Spouse on the first day of the calendar month coincident with or following the date of the Participant's death, if his Spouse is then living. If at the date of his death the Participant had not reached age 50, the first monthly installment will be payable to the Participant's Spouse on the first day of the calendar month coincident with or following the date the Participant would have reached age 50, had he survived until that date, if his Spouse is then living. In either event, subsequent monthly installments will be payable on the first day of each month and will cease upon the payment of the installment due on the first day of the calendar month in which the Spouse dies.

                                     ARTICLE 7
                                  FORMS OF PENSION

          The form of a pension payable under the Plan to a Participant will be made in the same form in which the pension payable to the Participant under
Article 7 of Cinergy's Pension Plan is made.


                                     ARTICLE 8
                                 PAYMENT OF PENSION

          8.1  TIMING OF PAYMENT

          The payment of benefits under this Plan to a Participant will begin as of the same date his benefits under Cinergy's Pension Plan begin.

          8.2  METHOD OF PAYMENT

          Unless specified elsewhere in the Plan, all pension payments under the Plan will normally be payable in equal monthly installments, with each monthly installment equal to 1/12th of the annual amount payable. Pension payments will be (a) made by check to the order of the Participant, his Spouse, his Beneficiary, or his Contingent Annuitant, as applicable, and mailed to that person's address as it appears on the Employer's records, or (b) deposited directly into an account of the Participant, his Spouse, or his Contingent Annuitant, as applicable, maintained by the recipient at a bank, savings and loan, or other financial institution, as directed by the recipient.

          8.3  SMALL BENEFITS

          Notwithstanding any other provision of the Plan, where the Actuarial Equivalent present value of a Participant's Nonforfeitable pension or Spouse's Benefit under this Plan does not exceed $5,000, the Committee or its designee will pay the pension or Spouse's Benefit in a single-sum cash payment equal to the Actuarial Equivalent of the pension or Spouse's Benefit otherwise payable.



          8.4  FACILITY OF PAYMENT

          If any benefit under the Plan is payable to a person whom the Committee knows is a minor or otherwise under legal incapacity, the Committee or its designee may have the payment made to the legal guardian of that person or to the person or organization as a court of competent jurisdiction may direct. To the extent permitted by law, any payment under this Section will be a complete discharge of any liability under the Plan to that person.

          8.5  SUSPENSION OF BENEFITS

          Notwithstanding any other provision of the Plan, any pension benefit payments being received under this Plan by a Reemployed Retiree or a Reemployed Terminated Vested Participant and any pension benefit payments that would otherwise begin with respect to that individual during his reemployment with the Employer, will be subject to Section 8.5 (Benefits for Late Retirees, Reemployed Retirees, and Reemployed Terminated Vested Participants) of Cinergy's Pension Plan, except that Subsection 8.5(b) will not apply.


                                     ARTICLE 9
                             NONALIENATION OF BENEFITS

          The Plan will not in any manner be liable for, or subject to, the debts or liabilities of any Participant, Beneficiary, Contingent Annuitant, Spouse, or any other person entitled to any Plan benefit. No payee may assign any payment due him under the Plan. No pension or other benefits at any time payable under the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, or otherwise encumber any such benefit, whether presently or thereafter payable, will be void.


                                     ARTICLE 10
                                   ADMINISTRATION

          10.1 ADMINISTRATOR

          The Benefits Committee will be the administrator of the Plan. The Committee will consist of the number of members, not fewer than three, that is specified from time to time by the Board of Directors or its designee. All members of the Committee will be employees or officers of an Employer. All members of the Committee will serve without compensation.



          10.2 REMOVAL AND REPLACEMENT OF COMMITTEE MEMBERS

          The members of the Committee will serve at the pleasure of the Board of Directors and may be removed by the Board of Directors or its designee with or without cause. Any vacancy among the members will be filled by the Board of Directors or its designee.

          10.3 DISQUALIFICATION AND RESIGNATION

          On the date when a Committee member is neither an employee nor an officer of an Employer, he will be disqualified from membership on the Committee. A member of the Committee may resign by delivering his written resignation to any other member of the Committee. A resignation will become effective on the date specified in the instrument of resignation.

          10.4 CHAIRPERSON, SERVICES, AND COUNSEL

          The members of the Committee will elect one of their members as Chairperson and will elect a Secretary, who may be, but need not be, one of the members of the Committee. Cinergy will provide the Committee, at Cinergy's expense, with such clerical, accounting, actuarial, and other services as may be reasonably required by the Committee in carrying out its responsibilities. The Committee may employ counsel, who may be, but need not be, counsel to Cinergy.

          10.5 MEETINGS

          The Committee will hold meetings upon such notice, at the places, and at the times as the Committee may from time to time determine.

          10.6 QUORUM

          A majority of the members of the Committee at the time holding office will constitute a quorum for the transaction of business. All resolutions and other action taken by the Committee at any meeting will be by the vote of the majority of the members of the Committee present at the meeting.

          10.7 ACTION WITHOUT MEETING

          Any decision, order, direction, or other action, made in writing signed by a majority of the members of the Committee at the time holding office will constitute valid and effective action of the Committee, whether or not the matter to which that decision, order, direction, or other action pertains had already been acted upon at a duly called and held meeting of the Committee.

          10.8 CORRECTION OF DEFECTS

          The Committee may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in the manner and to the extent as it deems advisable to carry out the purposes of the Plan.

          10.9 RELIANCE UPON LEGAL COUNSEL

          The members of the Committee, and Cinergy and its officers and directors, will be entitled to rely upon all opinions given by legal counsel selected by the Committee.

          10.10 EXPENSES

          In the performance of its duties, the Committee is authorized to incur reasonable expenses, including counsel fees, which will be paid by the Employer.

          10.11 INDEMNIFICATION

          Cinergy agrees to indemnify and hold harmless each member of the Committee against any cost, expense, or liability (including any sum paid in settlement of any claim with the approval of the Board of Directors) arising out of any act or omission to act as a member of the Committee, except only acts and omissions representing willful misconduct, fraud, or lack of good faith.

          10.12 POWERS AND DUTIES OF COMMITTEE

          Subject to the specific limitations stated in this document, the Committee will have the following powers, duties, and responsibilities:

          (a)   to carry out the Plan's general administration;

          (b) to cause to be prepared all forms necessary or appropriate for the Plan's administration;

          (c) to keep appropriate books and records, including minutes of the Committee's meetings;

          (d) to give directions as to the amounts to be disbursed to Participants and others under the Plan's provisions;

          (e) to determine, with discretionary authority and consistent with the provisions of this document, all questions of the eligibility, rights, and status of Participants and others under the Plan;

          (f) to exercise all other powers and duties specifically conferred upon the Committee elsewhere in this document;

          (g) to interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility; and

          (h) to employ agents to assist it in performing its administrative duties.

          The Committee will at all times make similar decisions on similar questions involving similar circumstances. Subject to the provisions of
Article 11 (Benefit Claims Procedures), all decisions of the Committee made in good faith on all matters within the scope of its authority under the provisions of this document will be final and binding upon all persons.


                                     ARTICLE 11
                             BENEFIT CLAIMS PROCEDURES

          Claims for benefits under the Plan will be made in writing to the Committee or its designee. If a claim for benefits is wholly or partially denied, the Committee or its designee will notify the Claimant of the claim's denial within a reasonable period of time. The Committee or its designee is authorized to develop more fully the Plan's benefit claims procedures by establishing from time to time various rules and procedures.

          Within 60 days after the Claimant's receipt of written notice of the claim's denial, the Claimant, or his duly authorized representative, may file a written request with the Committee requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents in the Committee's possession and may submit issues and comments in writing. The Committee will make a decision on review promptly after receipt of the Claimant's request for review. The decision on review will be in writing and written in a manner calculated to be understood by the Claimant, will set forth the specific reason or reasons for the decision, and will contain a specific reference to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished to the Claimant within 60 days of receipt of the request for review, the claim will be deemed denied on review.


                                     ARTICLE 12
                             FUNDING POLICY AND METHOD

          The Plan will be totally unfunded, so that the Employer's obligation to pay benefits under the Plan is merely a contractual duty to make payments when due under the Plan. The Employer's promise to pay benefits under the Plan will be unsecured, will be paid out of the

Employer's general assets and, except as provided in the following paragraph, Cinergy will not set aside or segregate assets for the purpose of paying benefits under the Plan.

          Notwithstanding the preceding paragraph, Cinergy, in its sole discretion, may establish a Rabbi Trust. The Employer, in its sole discretion, may make such contributions to the Rabbi Trust as the Committee determines are appropriate to enable the Employer to pay benefits under the Plan. Any Rabbi Trust established under this Article will be created pursuant to a written trust document that substantially conforms to the model form of rabbi trust agreement approved by the Internal Revenue Service in Revenue Procedure 92-64 (as amended from time to time).


                                     ARTICLE 13
                                   MISCELLANEOUS

          13.1  NO ENLARGEMENT OF EMPLOYEE RIGHTS

          This Plan is strictly a voluntary undertaking on the part of each Employer and will not be deemed to constitute a contract between the Employer and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the service of any Employer or to interfere with the right of any Employer to discharge any Employee at any time. No person will have any right to pension benefits except to the extent provided in the Plan.

          13.2  NOTICE OF ADDRESS

          Each Participant, Retired Participant, Terminated Vested Participant, Beneficiary, Contingent Annuitant, and Spouse entitled to benefits under the Plan must submit to the Committee or its designee his post office address and each change of post office address. Any communication, statement, or notice addressed to a person at his latest post office address as filed with the Committee or its designee will, upon deposit in the United States mail with postage prepaid, be binding upon that person for all Plan purposes, and the Committee will not be obliged to search for, or to ascertain the whereabouts of, any person, except as otherwise required by law.

          13.3  DATA

          Participants, Retired Participants, Terminated Vested Participants, Beneficiaries, Contingent Annuitants, and Spouses must furnish to the Committee or its designee any documents, evidence, or information that the Committee considers necessary or desirable for the purposes of administering the Plan, or to protect the Committee; and it will be a condition of the

Plan that each person must furnish this information promptly and sign required documents before any benefits become payable under the Plan.

          13.4  NO INDIVIDUAL LIABILITY

          It is the express purpose and intention of the Plan that no individual liability whatever will attach to, or be incurred by, the shareholders, officers, or members of the board of directors of any Employer, or the Committee, or its members, or any fiduciary designated pursuant to Section 10.12 (Powers and Duties of Committee), or any representatives appointed by Cinergy, under or by reason of any of the terms or conditions of the Plan.

          13.5  GOVERNING LAWS

          The Plan will be construed and administered according to the internal laws of the State of Ohio to the extent that those laws are not preempted by federal law.

          13.6  SEVERABILITY

          If any part of the Plan is adjudged by a court of competent jurisdiction to be contrary to the laws governing the Plan, then the Plan will, in all other respects, be and remain legally effective and binding to the full extent permissible under the law.

          13.7  INTERPRETATION AND REGULATION OF PLAN

          Cinergy, by action of the Committee, reserves the right to interpret and regulate the Plan, by exercise of discretionary authority, and its interpretation and regulation will be legally effective and binding on all parties concerned.

          13.8  COMMUNICATIONS BY PARTICIPANTS

          All communications by Participants and other concerned parties concerning the Plan must be in writing and directed to Cinergy's General Manager, Benefits, 1000 East Main Street, Plainfield, Indiana 46168.

          13.9  HEADINGS

          The headings of Articles, Sections, Subsections, Paragraphs, or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect the contents of this document.

                                     ARTICLE 14
                                   CONTRIBUTIONS

          No contributions to the Plan by Participants will be required or permitted under the Plan.

          During the continuance of the Plan and for the purpose of providing the benefits contemplated under the Plan, each Employer intends to pay out of its general assets, from time to time, those sums of money which the Committee deems sufficient to provide the benefits under the Plan.


                                     ARTICLE 15
                    CONTINUED APPROVAL OF CINERGY'S PENSION PLAN

          The Plan, as set forth in this document, is intended to provide retirement benefits supplemental to those provided under Cinergy's Pension Plan. The implementation and continuance of the Plan are expressly conditioned upon the absence of any disqualifying effects of implementation and continuance upon Cinergy's Pension Plan under the Code. Any modification, amendment, or termination of the Plan may be made, retroactive or otherwise, as necessary or appropriate to maintain the qualification of Cinergy's Pension Plan under the Code or to otherwise cause Cinergy's Pension Plan to comply with any applicable requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time.


                                     ARTICLE 16
                             AMENDMENT AND TERMINATION

          16.1  AUTHORITY TO AMEND

          Cinergy, by resolution of the Board of Directors or by any person or persons duly authorized by resolution by the Board of Directors, will have the right, authority, and power to alter, amend, modify, revoke, or terminate the Plan, and Cinergy, by resolution of the Board of Directors or by any person or persons duly authorized by resolution by the Board of Directors, will also have the right, authority and power to terminate the Plan and to discontinue or suspend the payment of benefits under the Plan.

          16.2  MERGER, CONSOLIDATION, AND CHANGE IN CONTROL

          If Cinergy should be reorganized by merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership, or person shall succeed to all or substantially all of Cinergy's business, or a Change in Control of Cinergy occurs, then the obligations and responsibilities of Cinergy under the Plan will be assumed by any successor, acquiring corporation, or controlling entity, and all of the rights, privileges, and benefits of the Participants under the Plan will continue. Notwithstanding the provisions of Section 16.1 (Authority to Amend), the provisions of this Section may not be amended by an amendment to the Plan effective within three years of the occurrence of any of the events described in the preceding sentence.

                                     ARTICLE 17
                          PARTICIPATION BY OTHER EMPLOYERS

          17.1  ADOPTION OF THE PLAN

          With Cinergy's consent, any Affiliate may become a participating Employer under the Plan by (a) taking appropriate action to adopt the Plan;
(b) filing with Cinergy a duly certified copy of the Plan as adopted by the Affiliate; and (c) executing and delivering any documents and taking any other action as may be necessary or desirable to put the Plan into effect with respect to that corporation or entity.

          17.2  WITHDRAWAL FROM PARTICIPATION

          Any Employer may, with Cinergy's consent, withdraw from participation in the Plan at any time by filing with Cinergy a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to Cinergy prior to the effective date of withdrawal.

          17.3  CINERGY AS AGENT FOR EMPLOYERS

          Each Affiliate that becomes a participating Employer pursuant to
Section 17.1 (Adoption of the Plan) or Article 18 (Continuance by a Successor) by so doing will be deemed to have appointed Cinergy its agent to exercise on its behalf all of the powers and authorities conferred upon Cinergy by the terms of the Plan, including, but not limited to, the power to amend and terminate the Plan. Each Employer must, from time to time, upon Cinergy's request, furnish to Cinergy any data and information as Cinergy requires in the performance of its duties.


                                     ARTICLE 18
                             CONTINUANCE BY A SUCCESSOR

          If Cinergy or any other Employer is reorganized by way of merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership or person other than an Employer succeeds to all or substantially all of the Employer's business, the successor may be substituted for the Employer under the Plan by adopting the Plan. Benefit payments by the Employer will be automatically suspended from the effective date of any reorganization until the date upon which the substitution of the successor corporation for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any reorganization, the successor has not elected to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan will be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization or as of the close of business on the date of adoption of the plan of complete liquidation, as the case may be.

          IN WITNESS WHEREOF, Cinergy Corp. has caused this Plan to be executed and approved by its duly authorized officers, effective as of January 1, 1999.


                              By: ___________________________________
                                  Madeleine W. Ludlow
                                  Vice President and Chief Financial Officer


                              Dated: ________________________________


APPROVED:


____________________________________
Jerome A. Vennemann
Acting General Counsel and
Assistant Corporate Secretary


Dated:  ______________________________

ADDENDUM A



                CINERGY CORP. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



The following is the list of individual Employment Agreements (and related agreements) that are incorporated into and made a part of this Plan pursuant to Sections 3.2 and 4.2 of the Plan:

          - John T. Ambrose, amended and restated effective November 1, 1997, and as amended effective July 15, 1999
          -     Michael J. Cyrus, effective April 6, 1998
          -     Cheryl M. Foley, amended and restated effective March 1, 1999
          -     William J. Grealis, amended and restated effective March 1, 1999
          -     J. Joseph Hale, Jr., amended and restated effective March 1,
                1999
          -     M. Stephen Harkness, effective July 1, 1998
          -     Donald B. Ingle, Jr., amended and restated effective March 1,
                1999
          - Albert S. Keys, effective January 15, 1997, and as amended effective January 29, 1997
          - Jerry W. Liggett, Amended and Restated Executive Severance Agreement and General Release, dated March 12, 1999
          -     Madeleine W. Ludlow, amended and restated effective March 1,
                1999
          - John M. Mutz, effective October 4, 1993, and as subsequently amended effective August 30, 1996, January 29, 1997, September 24, 1998, and December 31, 1998
          -     Vladimir Prerad, effective June 1, 1996
          -     Jackson H. Randolph, amended and restated effective October 24,
                1994
          -     L. C. Randolph, Jr., effective January 20, 1997
          -     Bernard F. Roberts, effective March 1, 1999
          - James E. Rogers, Second Amended and Restated Employment Agreement effective September 22, 1998
          -     William L. Sheafer, effective July 1, 1998
          -     John P. Steffen, effective July 1, 1998
          - Larry E. Thomas, amended and restated effective March 1, 1999, and as amended effective September 1, 1999
          -     James L. Turner, effective February 16, 1999
          -     William F. Tyndall, effective August 25, 1998
          - Charles J. Winger, amended and restated effective March 1, 1999, and as amended effective September 1, 1999